UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

GARRETT MOTION INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

La Pièce 16, Rolle, Switzerland	1180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +41 21 695 30 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

As previously reported, on April 30, 2021, Garrett Motion Inc., (the “Company”) filed the Certificate of Designations (the “Original Certificate of Designations”) for the Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), of the Company with the Secretary of State of Delaware.

On September 30, 2021, the Company filed an amended and restated Certificate of Designations (the “A&R Certificate of Designations”) amending and restating the terms of the Series B Preferred Stock as described in item 5.03 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 30, 2021, Darius Adamczyk was replaced as Honeywell’s designee on the Company’s Board of Directors (the “Board”) by Tina Pierce, Vice President and Chief Financial Officer of Honeywell’s Performance Materials and Technologies segment. In connection with her designation as a director, pursuant to the Company’s Non-Employee Director Compensation Program, Ms. Pierce will be eligible to receive a pro-rated grant of restricted stock units that will vest on the earlier of (i) the one-year anniversary of the grant date, (ii) death or disability or (iii) Ms. Pierce’s removal from the Board coincident with a change in control, subject to her continued service through the vesting date. Ms. Pierce is an employee of Honeywell and the Company engages in transactions with Honeywell from time to time, including leasing certain facilities and receiving property maintenance services from Honeywell or its affiliates. Further information on the Company’s transactions with Honeywell is included in the Company’s Registration Statement on Form S-1 (Registration No. 333-256659) under the heading “Certain Relationships and Related Party Transactions”, and in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2021, filed with the Securities and Exchange Commission on July 29, 2021, which information is incorporated by reference into this Item 5.02..

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2021, the Company filed the A&R Certificate of Designations with the Secretary of State of Delaware. The A&R Certificate of Designations became effective on October 1, 2021. The A&R Certificate of Designations amended and restated the Original Certificate of Designations to, among other things, (i) require the Company to effect a redemption of outstanding shares of Series B Preferred Stock, on or prior to March 31, 2022, such that the Present Value (as defined in the A&R Certificate of Designations) of all of the remaining outstanding shares of Series B Preferred Stock shall be $400,000,000, subject to applicable law, including that the Company has funds legally available to do so (the “Planned Partial Early Redemption”) and (ii) provide that the right of each holder of the Series B Preferred Stock to require the Company to redeem all of such holder’s shares of Series B Preferred Stock (the “Holder Put Right”) cannot be exercised until after December 31, 2022 at the earliest (subject to the prior occurrence of a triggering event), unless the Planned Partial Early Redemption does not occur on or prior to March 31, 2022, in which case the Holder Put Right can be exercised (subject to the prior occurrence of a triggering event) after March 31, 2022 on the terms set forth in the A&R Certificate of Designations.

The foregoing description of the A&R Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the A&R Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The Nasdaq Global Select Market (“Nasdaq”) has approved the listing of the Company’s Series A Cumulative Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) for trading on Nasdaq. The Company expects to file a Form 8-A to register the Series A Preferred Stock under Section 12(b) of the Exchange Act on October 1, 2021. Trading in the Series A Preferred Stock is expected to commence on Nasdaq on October 1, 2021, under the ticker “GTXAP”.

On September 30, 2021, the Company issued a press release announcing the filing of the A&R Certificate of Designations and replacement of Mr. Adamczyk on the Board by Ms. Pierce. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Statements.

This Current Report on Form 8-K and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of fact, that address activities, events or developments that the Company or the Company’s management intend, expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Although the Company believes forward-looking statements are based upon reasonable assumptions, such statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results or performance of the Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to those described in the Company’s annual report on Form 10-K for the year ended December 31, 2020, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2021, the Company’s Current Report on Form 8-K filed on April 30, 2021, as well as the Company’s other filings with the Securities and Exchange Commission, under the headings “Risk Factors” and “Cautionary Note Regarding

Forward-Looking Statements.” You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Forward-looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by the Company’s forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designations of Series B Preferred Stock of Garrett Motion Inc., filed with the Delaware Secretary of State on September 30, 2021.

99.1	Press Release, dated September 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2021	Garrett Motion Inc.

	By:	/s/ Jérôme Maironi
Jérôme Maironi
Senior Vice President, General Counsel and Corporate Secretary